UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 11, 2015

SURGICAL CARE AFFILIATES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36154	20-8740447
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

520 Lake Cook Road, Suite 250 Deerfield, IL	60015
(Address of principal executive offices)	(Zip Code)

(847) 236-0921

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.l4a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240. 14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

On August 11, 2015, Surgical Care Affiliates, Inc. (the “Company”) issued a press release announcing the closing of the previously announced underwritten secondary public offering of 4,000,000 shares of the Company’s common stock by certain affiliates of TPG Global, LLC. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of August 5, 2015, among Surgical Care Affiliates, Inc., Citigroup Global Markets Inc. and the stockholders named in Schedule 1 thereto

5.1	Opinion of Maynard, Cooper & Gale, P.C.

23.1	Consent of Maynard, Cooper & Gale, P.C. (included in Exhibit 5.1)

99.1	Press Release dated August 11, 2015

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Surgical Care Affiliates, Inc.

Dated: August 11, 2015	/s/ Richard L. Sharff, Jr.
	Name:	Richard L. Sharff, Jr.
	Title:	Executive Vice President, General Counsel and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description of Exhibit

1.1	Underwriting Agreement, dated as of August 5, 2015, among Surgical Care Affiliates, Inc., Citigroup Global Markets Inc. and the stockholders named in Schedule 1 thereto

5.1	Opinion of Maynard, Cooper & Gale, P.C.

23.1	Consent of Maynard, Cooper & Gale, P.C. (included in Exhibit 5.1)

99.1	Press Release dated August 11, 2015